SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]   Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)

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                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

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[X]   No fee required.

[ ]   Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

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           securities to which
           transaction applies:

      (2)  Aggregate number of
           securities to which
           transaction applies:

      (3)  Per unit price or other
           underlying value of
           transaction
           computed pursuant to Exchange
           Act Rule 0-11:

      (4)  Proposed maximum aggregate
           value of transaction:

      (5)  Total Fee Paid:

[ ]   Fee paid previously with
      preliminary materials.

[ ]   Check box if any part of the
      fee is offset as provided by
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      paid previously.  Identify the
      previous filing by
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      Schedule and the date of
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2nd Request

Urgent Proxy Information

Please cast your vote now!

Dear Shareholder:

Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund(s). This information described each proposal and asked for your vote on these important issues. It has been called to our attention that we have not yet received your ballot.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY
BE.

I am writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for March 15, 2000 cannot be held until we receive a majority of the votes. If you haven't done so already, please cast your vote on the enclosed proxy card(s). Shareholders who hold more than one account in the fund(s) will receive a separate card for each account and should vote each card.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

TO VOTE BY MAIL

Please mail your SIGNED proxy card(s) in the postage-paid envelope right away no matter how many shares of the fund(s) you own.

TO VOTE BY FAX

Please fax the front and back of your SIGNED proxy card(s) to our proxy tabulator at

1-888-451-8683.

If you have already voted, thank you for your response. If you have any further questions, please call Fidelity at 1-800-544-6666. We appreciate your immediate attention. Thank you.

Sincerely,
Edward C. Johnson 3d

Chairman and Chief Executive Officer

PXL2-AB/CAP-0200

BUCKSLIP DRAFT for INCLUSION IN PROXY 2ND MAILING:

URGENT REMINDER TO ALL SHAREHOLDERS OF:

FIDELITY FREEDOM INCOME FUND (Registered trademark)

FIDELITY FREEDOM 2000 FUND (Registered trademark)

FIDELITY FREEDOM 2010 FUND (Registered trademark)

FIDELITY FREEDOM 2020 FUND (Registered trademark)

FIDELITY FREEDOM 2030 FUND (Registered trademark)

As a shareholder in one or more of the funds listed above, you have the opportunity to voice your opinions on matters affecting your fund(s). YOUR VOTE IS VERY IMPORTANT whether you have invested in your fund through a retirement plan, such as a 401(k), 403(b), 457 or similar plan, through an IRA, Rollover IRA, SEP-IRA, or Keogh account, or through a brokerage, trust or other type of account.

PLEASE BE SURE TO MAIL YOUR SIGNED PROXY CARD(S) RIGHT AWAY in the enclosed postage-paid envelope. You may also fax both sides of your signed proxy card(s) to our proxy tabulator at 1-888-451-8683.

PLEASE REMEMBER TO VOTE YOUR PROXY TODAY. THANK YOU.